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                                                                    EXHIBIT 23.3



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Group Maintenance America Corp. on Form S-1 of our report dated July 24, 1997 (relating to the financial statements of Masters, Inc.) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Washington, D.C.

August 19, 1997